EATON VANCE TAX-MANAGED VALUE FUND

Supplement to Summary Prospectus and Prospectus

dated March 1, 2022 as revised April 29, 2022 and

Statement of Additional Information dated March 1, 2022

Effective September 30, 2022, the portfolio management team for Eaton Vance Tax-Managed Value Fund will be as follows:

Aaron S. Dunn, CFA, Vice President of Eaton Vance and BMR, has managed the Portfolio since December 2017 and the Fund since March 1, 2021.

Bradley T. Galko, CFA, Vice President of Eaton Vance and BMR, has managed the Portfolio since February 2020 and the Fund since March 1, 2021.

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